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                                                                    EXHIBIT 99.2


                         Security Capital Pacific Trust

                                  ____________

                         Shares of Beneficial Interest
                          ($1.00 par value per share)

                             Underwriting Agreement



                                                                    May 29, 1997

Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.

Dear Sirs:

     From time to time, Security Capital Pacific Trust, a real estate investment trust organized under the laws of the State of Maryland (the "Company"), proposes to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain of its Shares of Beneficial Interest, $1.00 par value per share (the "Shares"), specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Firm Shares"). If specified in such Pricing Agreement, the Company may grant to the Underwriters the right to purchase at their election an additional number of shares, specified in such Pricing Agreement as provided in Section 3 hereof (the "Optional Shares"). The Firm Shares and the Optional Shares, if any, which the Underwriters elect to purchase pursuant to Section 3 hereof are herein collectively called the "Designated Shares".

     The terms and rights of any particular issuance of Designated Shares shall be as specified in the Pricing Agreement relating thereto.

     1. Particular sales of Designated Shares may be made from time to time to the Underwriters of such Shares, for whom the firms designated as representatives of the Underwriters of such Shares in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who
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act without any firm being designated as their representative.  This
Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Shares or as an obligation of any of the Underwriters to purchase any of the Shares. The obligation of the Company to issue and sell any of the Shares and the obligation of any of the Underwriters to purchase any of the Shares shall be evidenced by the Pricing Agreement with respect to the Designated Shares specified therein. Each Pricing Agreement shall specify the aggregate number of the Firm Shares, the maximum number of Optional Shares, if any, the initial public offering price of such Firm and Optional Shares or the manner of determining such price, the purchase price to the Underwriters of such Designated Shares, the names of the Underwriters of such Designated Shares, the names of the Representatives of such Underwriters, the number of such Designated Shares to be purchased by each Underwriter and the commission, if any, payable to the Underwriters with respect thereto and shall set forth the date, time and manner of delivery of such Firm and Optional Shares, if any, and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the registration statement and prospectus with respect thereto) the terms of such Designated Shares. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

     2. The Company represents and warrants to, and agrees with, each of the Underwriters that:

          (a) A registration statement on Form S-3 (File No. 333-24035) (the "Initial Registration Statement") in respect of the Shares has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendments thereto, each in the form heretofore delivered or to be delivered to the Representatives, and, excluding exhibits to such registration statement, but including all documents incorporated by reference in the prospectus included therein, to the Representatives for each of the other Underwriters, have been declared effective by the Commission in such form; no other document (other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which will become effective upon filing) with respect to such registration statement or document incorporated by reference therein has heretofore been filed, or transmitted for filing, with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act each in the form heretofore delivered by the Underwriters); and no stop order suspending the effectiveness of the Initial Registration Statement or the Rule 462(b) Registration Statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act, is hereinafter called a "Preliminary Prospectus"; the

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     various parts of the Initial Registration Statement, including all exhibits thereto and the documents incorporated by reference in the prospectus contained therein at the time such part of the Initial Registration Statement became effective, or such part of the Rule 462(b) Registration Statement that became or hereafter becomes effective, each as amended at the time such part of a registration statement became effective, are hereinafter collectively called a "Registration Statement"; the prospectus relating to the Shares, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, is hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the
     "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to a Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Initial Registration Statement that is incorporated by reference in a Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Shares in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

          (b) The documents incorporated by reference in the Prospectus, when they become effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of

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     Designated Shares through the Representatives expressly for use in the
     Prospectus as amended or supplemented relating to such Shares;

          (c) The Initial Registration Statement and the Prospectus conform, and any Rule 462(a) Registration Statement and any further amendments or supplements to the Initial Registration Statement, any Rule 462(b) Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Initial Registration Statement and any Rule 462(b) Registration Statement and any amendment thereto, and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Shares through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Shares;

          (d) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Initial Registration Statement, any Rule 462(b) Registration Statement and the Prospectus, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus (as used herein, "subsidiaries" shall include any entities in which the Company owns, directly or indirectly, any controlling or general partnership interest or a majority of the economic interest);

          (e) The Company and its subsidiaries have good and marketable title in fee simple to all real property described in the Prospectus as owned by them, and good and marketable title to all personal property (including interests in partnerships or other entities) owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries and described in the Prospectus are

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     held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

          (f) The Company has been duly organized and is validly existing as a real estate investment trust of unlimited duration with transferrable shares of beneficial interest in good standing under the laws of the State of Maryland, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each subsidiary of the Company has been duly organized and is validly existing, with respect to subsidiaries that are corporations or limited partnerships, in good standing under the laws of its jurisdiction of organization;

          (g) The Company has an authorized capitalization as set forth in the documents incorporated by reference into the Prospectus, and all of the issued Shares of Beneficial Interest of the Company have been duly and validly authorized and issued, are fully paid and, except as described in the Prospectus, nonassessable and conform to the description of the Shares of Beneficial Interest contained in the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and, with respect to subsidiaries that are corporations, nonassessable and (except as otherwise set forth in the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

          (h) The unissued Shares to be issued and sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when the Firm Shares are issued and delivered against payment therefor pursuant to this Agreement and the Pricing Agreement with respect to such Designated Shares and, in the case of any Optional Shares, pursuant to Over-allotment Options (as defined in Section 3 hereof) with respect to such Shares, such Designated Shares, will be duly and validly issued and fully paid and, except as described in the Prospectus, nonassessable; the Shares conform to the description thereof contained in the Registration Statement; and the Designated Shares will conform to the description thereof contained in the Prospectus as amended or supplemented with respect to such Designated Shares;

          (i) The issue and sale of the Shares by the Company and the compliance by the Company with all of the provisions of this Agreement, any Pricing Agreement and each Over-allotment Option, if any, and the consummation of the transactions herein and therein contemplated will not
     (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute

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     a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, other than such breaches or violations which, if determined adversely to the Company or any of its subsidiaries, would not individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole,
     (ii) result in any violation of the provisions of the Restated Declaration of Trust or By-laws of the Company, or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, other than violations which, if determined adversely to the Company or any of its subsidiaries would not individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, any Pricing Agreement or any Over-Allotment Option, except (A) the registration under the Act of the Shares, (B) such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters and (C) such additional steps as may be required by the National Association of Securities Dealers, Inc. (the "NASD");

          (j) Neither the Company nor any of its subsidiaries is in violation of its declaration of trust, charter, certificate or articles of incorporation, partnership agreement or bylaws, as applicable, or in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or any other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject;

          (k) The statements set forth in the Prospectus under the caption "Description of Common Shares", insofar as they purport to constitute a summary of the terms of the Shares of Beneficial Interest, and under the caption "Federal Income Tax Considerations", to the extent such statements purport to describe factual matters or relate to matters of law or regulation or constitute summaries of documents described therein, are accurate and complete in all material respects;

          (l) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its

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     subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

          (m) KPMG Peat Marwick LLP, who have certified the financial statements filed with the Commission as part of the Initial Registration Statement, any Rule 462(b) Registration Statement and the Prospectus, are independent public accountants with respect to the Company and its subsidiaries as required by the Act and the rules and regulations of the Commission thereunder;

          (n) The Company has qualified to be taxed as a real estate investment trust pursuant to Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code"), for its fiscal year ended December 31, 1996 and the Company's present and contemplated organization, ownership, method of operation, assets and income are such that the Company is in a position under present law to so qualify for the fiscal year ending December 31, 1997 and in the future; and the Company is not an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under
     Section 8 of the Investment Company Act of 1940, as amended (the "Investment Company Act");

          (o) The Company has no knowledge of (a) the presence of any hazardous substances, hazardous materials, toxic substances or waste materials (collectively, "Hazardous Materials") on any of the properties owned by it in violation of law or in excess of regulatory action levels or (b) any unlawful spills, releases, discharges or disposal of Hazardous Materials that have occurred or are presently occurring on or off such properties as a result of any construction on or operation and use of such properties, which presence or occurrence would materially adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company; and in connection with the construction on or operation and use of the properties owned by the Company, it has no knowledge of any material failure to comply with all applicable local, state and federal environmental laws, regulations, agency requirements, ordinances and administrative and judicial orders; and

          (p) The Fifth Amended and Restated REIT Management Agreement (the "REIT Management Agreement") described in the Prospectus has been duly authorized, executed and delivered by the Company and Security Capital Pacific Incorporated (the "REIT Manager") and constitutes a legal, valid and binding agreement, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and

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     similar laws of general applicability relating to or affecting creditors'
     rights and the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefrom may be brought and, with respect to indemnification obligations thereunder, to federal and state securities laws; and the execution and delivery of such agreement and the performance thereof by the Company and the REIT Manager are within the power and authority of the Company and the REIT Manager, do not violate any provision of or constitute a default under any agreement or instrument to which the Company or the REIT Manager is a party or by which the Company or the REIT Manager is bound, and do not require the consent, approval, authorization or order of any court or governmental agency or body.

     3. Upon the execution of the Pricing Agreement applicable to any Designated Shares and authorization by the Representatives of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

     The Company may specify in the Pricing Agreement applicable to any Designated Shares that the Company thereby grants to the Underwriters the right (an "Overallotment Option") to purchase at their election up to the number of Optional Shares set forth in such Pricing Agreement, on the terms set forth in the paragraph above, for the sole purpose of covering over-allotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised by written notice from the Representatives to the Company, given within a period specified in the Pricing Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless the Representatives and the Company otherwise agree in writing, earlier than or later than the respective number of business days after the date of such notice set forth in such Pricing Agreement.

     The number of Optional Shares to be added to the number of Firm Shares to be purchased by each Underwriter as set forth in Schedule I to the Pricing Agreement applicable to such Designated Shares shall be, in each case, that proportion of Optional Shares which the number of Firm Shares to be purchased by such Underwriter under such Pricing Agreement bears to the aggregate number of Firm Shares (rounded as the Representatives may determine to the nearest 100 shares). The total number of Designated Shares to be purchased by all the Underwriters pursuant to such Pricing Agreement shall be the aggregate number of Firm Shares set forth in Schedule I to such Pricing Agreement plus the aggregate number of Optional Shares which the Underwriters elect to purchase.

     4. The Firm Shares and the Optional Shares to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in the form specified in such Pricing Agreement, will be represented by one or more definitive global certificates in book-entry form which will be deposited by or on behalf of the Company

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with The Depository Trust Company ("DTC") or its designated custodian.  The
Company will deliver the Shares to the Underwriter against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer of same day funds, unless otherwise specified in such Pricing Agreement, (i) with respect to the Firm Shares, all in the manner and at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "First Time of Delivery" and (ii) with respect to the Optional Shares, if any, in the manner and at the time and date specified by the Representatives in the written notice given by the Representatives of the Underwriters' election to purchase such Optional Shares, or at such other time and date as the Representatives and the Company may agree upon in writing, such time and date, if not the First Time of Delivery, herein called the "Second Time of Delivery". Each such time and date for delivery is herein called a "Time of Delivery".

     5.  The Company agrees with each of the Underwriters of any Designated
Shares:

          (a) To prepare the Prospectus as amended and supplemented in relation to the applicable Designated Shares in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Shares or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Initial Registration Statement, any Rule 462(b) Registration Statement or the Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Shares and prior to any Time of Delivery for such Shares which shall be reasonably disapproved by the Representatives for such Shares promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after any Time of Delivery for such Shares and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Shares, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Initial Registration Statement or any Rule 462(b) Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Shares, of the suspension of the qualification of such Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Initial Registration Statement, any Rule 462(b) Registration Statement or the Prospectus or for

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     additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any prospectus relating to the Shares or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

          (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (c) To furnish the Underwriters with copies of the Prospectus as amended or supplemented in New York City in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which such Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus in order to comply with the Act, to notify the Representatives and upon their request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to such Prospectus which will correct such statement or omission or effect such compliance;

          (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Initial Registration Statement (as defined in Rule 158(c) under the Act), an earning statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations thereunder (including at the option of the Company, Rule 158);

          (e) During the period beginning from the date of the Pricing Agreement for such Designated Shares and continuing to and including the date 90 days after the last Time of Delivery, (i) not to offer, sell, contract to sell or otherwise dispose of any securities of the Company (other than (a) pursuant to employee or trustee stock option plans existing or contemplated, or on the conversion or exchange of convertible or exchangeable securities outstanding, on the date of the Prospectus, (b) pursuant to rights offerings to existing shareholders (which may include sales of unsubscribed and additional Shares of Beneficial Interest

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     to third parties), (c) the issuance of limited partnership interests (which partnership interests may be exchangeable for Shares of Beneficial Interest after such 90-day period or into convertible preferred shares which are convertible into Shares of Beneficial Interest) or (d) the issuance of shares in exchange for the interests of Security Capital Group Incorporated in the REIT Manager and SCG Realty Services Incorporated) which are substantially similar to the Shares or securities that are convertible into or exchangeable for securities that are substantially similar to the Common Shares, without the prior written consent of the Representatives and (ii) to obtain prior to the Time of Delivery substantially similar written agreements from Security Capital Group Incorporated and each executive officer and trustee of the Company who owns shares of Shares of Beneficial Interest;

          (f) To furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year, consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

          (g) During a period of five years from the date of any Pricing Agreement to furnish to the Representatives copies of all reports or other communications (financial or other) furnished to shareholders, and deliver to the Representatives (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as the Representatives may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission);

          (h) To use the net proceeds received by it from the sale of the Shares pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";

          (i) To use its best efforts to list, subject to notice of issuance, the Shares on the New York Stock Exchange;

          (j) To continue to elect to qualify as a "real estate investment trust" under the Internal Revenue Code of 1986, as amended, and to use its best efforts to continue to meet the requirements to qualify as a "real estate investment trust";

          (k) Not to be or become, at any time prior to the expiration of three years after the last Time of Delivery, an open-end investment trust, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act; and

          (l) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

     6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of each Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, the Blue Sky Memoranda and any other documents in connection with the offering, pur chase, sale and delivery of the Shares;
(iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) all fees and expenses in connection with the listing of the Shares on the New York Stock Exchange and the filing fees incident to securing any required review by the NASD of the terms of the sale of the Shares;
(v) the cost of preparing stock certificates; (vi) the cost and charges of any transfer agent or registrar; and (vii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and in Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them and any advertising expenses connected with any offers they may make.

     7. The obligations of the Underwriters of any Designated Shares under the Pricing Agreement relating to such Designated Shares shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company in or incorporated by reference in the Pricing Agreement relating to such Designated Shares are, at and as of such Time of Delivery for such Designated Shares, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) The Prospectus as amended or supplemented in relation to such Designated Shares shall have been filed with the Commission pursuant to

     Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of any Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

          (b) Sullivan & Cromwell, counsel for the Underwriters, shall have furnished to the Representatives such opinion or opinions, dated each Time of Delivery for such Designated Shares, with respect to the matters covered in paragraphs (i), (vii), (xi) and (xiv) of subsection (c) below as well as such other matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters; in rendering such opinion, Sullivan & Cromwell may rely as to matters governed by the laws of the State of Maryland on Mayer, Brown & Platt or other counsel reasonably satisfactory to Sullivan & Cromwell and the Representatives;

          (c) Mayer, Brown & Platt, counsel for the Company, shall have furnished to the Representatives their written opinion, dated each Time of Delivery for such Designated Shares, in form and substance satisfactory to the Representatives, to the effect that:

               (i) The Company is a validly existing real estate trust duly organized and existing under and by virtue of the laws of the State of Maryland, and is in good standing with the Maryland State Department of Assessments and Taxation with power and authority to own its properties and conduct its business as described in the Prospectus;

               (ii) The Company has an authorized capitalization as set forth in the documents incorporated by reference in the Prospectus as amended or supplemented, and all of the issued Shares of Beneficial Interest of the Company (including the Designated Shares being delivered at such Time of Delivery) have been duly authorized and validly issued and are fully paid and, except as described in the Prospectus, nonassessable; the Designated Shares conform to the description thereof contained in the Prospectus as amended or supplemented; and no preemptive rights of stockholders exist under the Maryland General Corporation Law with respect to any of the Shares or the issue and sale or distribution thereof;

               (iii) The Company has been duly qualified for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of public officials or officers of the Company, provided that such counsel shall state that they believe that both the Representatives and they are justified in relying upon such opinions and certificates);

               (iv) Each subsidiary of the Company set forth on Exhibit A hereto has been duly organized and is validly existing, with respect to subsidiaries that are corporations or limited partnerships, in good standing under the laws of its jurisdiction of organization; and all of the issued shares of capital stock of each such subsidiary have been duly and validly authorized and issued, are fully paid and, with respect to subsidiaries that are corporations, nonassessable, and (except as otherwise set forth in the Prospectus as amended or supplemented) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of public officials or officers of the Company or any of its subsidiaries, provided that such counsel shall state that they believe that both the Representatives and they are justified in relying upon such opinions and certificates);

               (v) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

               (vi) The REIT Manager has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and has corporate power to conduct its business as described in the Prospectus;

               (vii) The REIT Management Agreement has been duly authorized, executed and delivered by the parties thereto and constitutes a legal, valid and binding agreement, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any pro ceeding therefrom may be brought and, with respect to indemnification obligations thereunder, to federal and state securities laws;

               (viii) This Agreement and the Pricing Agreement with respect to the Designated Shares have been duly authorized, executed and delivered by the Company;

               (ix) The issue and sale of the Designated Shares being delivered at such Time of Delivery and the compliance by the Company with all of the provisions of this Agreement and the Pricing Agreement with respect to the Designated Shares and the consummation of the transactions herein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other material agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, other than such breaches or violations which, if determined adversely to the Company or any of its subsidiaries, would not individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole, (ii) result in any violation of the provisions of the Restated Declaration of Trust or By-laws, (iii) result in the violation of any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of its properties, other than violations which, if determined adversely to the Company or any of its subsidiaries would not individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole;

               (x) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Designated Shares being delivered at such Time of Delivery or the consummation by the Company of the transactions contemplated by this Agreement or such Pricing Agreement, except the registration under the Act of the Designated Shares, such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated

          Shares by the Underwriters and such additional steps as may be required by the NASD;

               (xi) Neither the Company nor any of its subsidiaries is in violation of its declaration of trust, charter, certificate or articles of incorporation, partnership agreement or bylaws, as applicable, or in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or any other agreement or instrument known to such counsel to which it is a party or by which it is bound or to which any of its property or assets is subject;

               (xii) The statements under the captions "Description of Common Shares" and "Federal Income Tax Considerations" in the Prospectus, to the extent such statements relate to matters of law or regulation or constitute summaries of documents described therein, are accurate and complete in all material respects;

               (xiii) The Company has qualified to be taxed as a real estate investment trust pursuant to Sections 856 through 860 of the Code for its taxable year ended December 31, 1996, and the Company's present and contemplated organization, ownership, method of operation, assets and income are such that the Company is in a position under present law to so qualify for the fiscal year ending December 31, 1997 and in the future; and the Company is not an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under
          Section 8 of the Investment Company Act;

               (xiv) The documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and they have no reason to believe that any of such documents, when they became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

               (xv) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; they have no reason to believe that, as of its effective date, any Registration Statement or any further amendments thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any amendments or supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, any Registration Statement or the Prospectus or any further amendments or supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any amendment to any Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to any Registration Statement or required to be described in any Registration Statement or the Prospectus which are not filed or described as required.

     In rendering such opinion, Mayer, Brown & Platt may rely as to matters governed by the laws of states other than Illinois, Maryland, New York or Federal laws on local counsel in such jurisdictions, provided that in each case Mayer, Brown & Platt shall state that they believe that they and the Underwriters are reasonably justified in relying on such other counsel. In rendering the opinions contained in paragraphs (xi) (insofar as said opinion refers to information in the Prospectus under the caption "Federal Income Tax Considerations") and (xii), such opinions may be based upon (a) the Code and the rules and regulations promulgated thereunder and the interpretations of the Code and such regulations by the courts and the Internal Revenue Service, all as they are in effect and exist at the time of this opinion, (b) Maryland and Delaware law existing and applicable to the Company, (c) facts and other matters set forth in the Prospectus, (d) the provisions of the Restated Declaration of Trust and the agreements relating to the properties owned by the Company, (e) the REIT Management Agreement, and (f) certain statements and representations as to factual matters made by the Company to Mayer, Brown & Platt as set forth in an attachment thereto;

          (d) On the date of the Pricing Agreement for such Designated Shares at a time prior to the execution of the Pricing Agreement with respect to the Designated Shares and also at each Time of Delivery for such Designated Shares, KPMG Peat Marwick LLP shall have furnished to the Representatives a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Representatives, to the effect set forth in Annex I hereto;

          (e) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended on or prior to the date of the Pricing Agreement relating to the Designated Shares any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, other than as set forth or contemplated in the Prospectus as amended on or prior to the date of the Pricing Agreement relating to the Designated Shares, and
     (ii) since the respective dates as of which information is given in the Prospectus as amended on or prior to the date of the Pricing Agreement relating to the Designated Shares there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended on or prior to the date of the Pricing Agreement relating to the Designated Shares, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus as amended or supplemented relating to the Designated Shares;

          (f) On or after the date of the Pricing Agreement relating to the Designated Shares there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this Clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

          (g) The Shares to be sold by the Company at such Time of Delivery shall have been duly listed, subject to notice of issuance, on the New York Stock Exchange; and

          (h) The Company shall have furnished or caused to be furnished to the Representatives at each Time of Delivery certificates of officers of the Company satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (f) of this Section and as to such other matters as the Representatives may reasonably request.

     8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, preliminary prospectus supplement, Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Shares, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, preliminary prospectus supplement, Registration Statement, the Prospectus as amended or supplemented or any other prospectus relating to the Shares, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Designated Shares through the Representatives expressly for use therein.

        (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, preliminary prospectus supplement, Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Shares, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, preliminary prospectus supplement, Registration Statement, the Prospectus as amended or supplemented or any other prospectus relating to the Shares, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

     (c)  Promptly after receipt by an indemnified party under subsection (a) or
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying or indemnified party shall, without the written consent of the other party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the other party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the other party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the other party.

     (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of Designated Shares on the other from the offering of the Designated Shares to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Designated Shares on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters of Designated Shares on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Shares in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

     (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

     9. (a) If any Underwriter shall default in its obligation to purchase the Firm Shares or Optional Shares which it has agreed to purchase under the Pricing Agreement relating to such Shares, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Firm Shares or Optional Shares, as the case may be, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Shares on such terms. In the event that, within the respective prescribed periods, the Representatives notify the Company that they have so arranged for the purchase of such Shares, or the Company notifies the Representatives that it has so arranged for the purchase of such Shares, the Representatives or the Company shall have the right to postpone a Time of Delivery for such Shares for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Shares.

     (b) If, after giving effect to any arrangements for the purchase of the Firm Shares or Optional Shares, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection
(a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of the Firm Shares or Optional Shares, as the case may be, to be purchased at the respective Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Firm Shares or Optional Shares, as the case may be, which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Shares and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Firm Shares or Optional Shares, as the case may be, which such Underwriter agreed to purchase under such Pricing Agreement) of the Firm Shares or Optional Shares, as the case may be, of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     (c) If, after giving effect to any arrangements for the purchase of the Firm Shares or Optional Shares, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection
(a) above, the aggregate number of Firm Shares or Optional Shares, as the case may be, which remains unpurchased exceeds one-eleventh of the aggregate number of the Firm Shares or Optional Shares, as the case may be, to be purchased at the respective Time of Delivery, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Firm Shares or Optional Shares, as the case may be, of a defaulting

Underwriter or Underwriters, then the Pricing Agreement relating to such Firm Shares or the Over-allotment Option relating to such Optional Shares, as the case may be, shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Shares.

     11. If any Pricing Agreement or Over-allotment Option shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter with respect to the Firm Shares or Optional Shares with respect to which such Pricing Agreement shall have been terminated except as provided in Sections 6 and 8 hereof; but, if for any other reason, Designated Shares are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Shares, but the Company shall then be under no further liability to any Underwriter with respect to such Designated Shares except as provided in Sections 6 and 8 hereof.

     12. In all dealings hereunder, the Representatives of the Underwriters of Designated Shares shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Initial Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     14. Time shall be of the essence of each Pricing Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

     15. This Agreement and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     16. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding, please sign and return to us six counterparts hereof.

                                   Very truly yours,

                                   Security Capital Pacific Trust


                                   By: /s/ Jeffrey A. Klopf
                                       --------------------------
                                      Name: Jeffrey A. Klopf
                                      Title: Senior Vice President and Secretary


Accepted as of the date hereof:

Goldman, Sachs & Co.


By: /s/ Goldman, Sachs & Co.
   -------------------------
     (Goldman, Sachs & Co.)

On behalf of each of the Underwriters

                                                                       Exhibit A


           Name of Subsidiary               Jurisdiction of Organization
-----------------------------------------   ----------------------------
Las Flores Development Company              Texas

PTR-California Holdings (1) Incorporated    Maryland

PTR-California Holdings (2) Incorporated    Maryland

PTR Holdings (Texas) Incorporated           Texas

PTR Multifamily Incorporated                Delaware

PTR-New Mexico (1) Incorporated             Delaware

PTR-New Mexico (2) Incorporated             Delaware

SCP Nevada Holdings 1 Incorporated          Nevada

SCP Utah Holdings 1 Incorporated            Utah

SCP Utah Holdings 2 Incorporated            Utah

SCP Utah Holdings 3 Incorporated            Utah

SCP Utah Holdings 4 Incorporated            Utah

Security Capital Pacific Management         Delaware
Incorporated


                                                                         ANNEX I

                               Pricing Agreement
                               -----------------

                                                                          , 19..

Goldman, Sachs & Co.,
[Name(s) of Co-Representative(s),]
 As Representatives of the several
   Underwriters named in Schedule I hereto, [c/o Goldman, Sachs & Co.,]
85 Broad Street,
New York New York 10004.

Ladies and Gentlemen:

     Security Capital Pacific Trust, a real estate investment trust organized under the laws of the State of Maryland (the "Company"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated May 29, 1997 (the "Underwriting Agreement"), between the Company on the one hand and Goldman, Sachs & Co. on the other hand, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Shares specified in Schedule II hereto (the "Designated Shares") consisting of Firm Shares and any Optional Shares the Underwriters may elect to purchase. Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Shares which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Shares pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth in Schedule II hereto.

     An amendment to the Initial Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Shares, in the form heretofore delivered to you is now proposed to be filed with the Commission.

     Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the number of Firm Shares set forth opposite the name of such Underwriter in
Schedule I hereto and, (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares, as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company at the purchase price to the Underwriters set forth in Schedule II hereto that portion of the number of Optional Shares as to which such election shall have been exercised.

     The Company hereby grants to each of the Underwriters the right to purchase at their election up to the number of Optional Shares set forth opposite the name of such Underwriter in Schedule I hereto on the terms referred to in the paragraph above for the sole purpose of covering over-allotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised by written notice from the Representatives to the Company given within a period of 30 calendar days after the date of this Pricing Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by the Representatives, but in no event earlier than the First Time of Delivery or, unless the Representatives and the Company otherwise agree in writing, no earlier than two or later than ten business days after the date of such notice.

     If the foregoing is in accordance with your understanding, please sign and return to us _____ counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination, upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                                       Very truly yours,

                                       Security Capital Pacific Trust

                                       By:___________________________
                                          Name:
                                          Title:

Accepted as of the date hereof:
Goldman, Sachs & Co.
[Name(s) of Co-Representative(s)]



By:__________________________________
        (Goldman, Sachs & Co.)

On behalf of each of the Underwriters

                                   SCHEDULE I

                                                                    Number of
                                                                     Optional
                                               Total Number        Shares to be
                                                    of             Purchased if
                                                Firm Shares       Maximum Option
Underwriter                                   to be Purchased       Exercised
-----------                                   ---------------     --------------

Goldman, Sachs & Co. ......................
[Names of Representatives].................
[Names of Underwriters]....................
Total......................................   ---------------     --------------
                                              ===============     ==============

                                  SCHEDULE II

Title of Designated Shares:  Shares of Beneficial Interest

Number of Designated Shares:

     Number of Firm Shares:

     Maximum Number of Optional Shares:

[Initial Offering Price to Public:

     [$........ per Share] [The Shares offered hereby may be offered by the
     Underwriters from time to time for sale in one or more transactions on the New York Stock Exchange or otherwise, at market prices prevailing at the time of sale, at prices related to prevailing market prices, or at negotiated prices, subject to prior sale when, as and if delivered to and accepted by the Underwriters. The Underwriters may effect such transactions by selling Shares to or through dealers.] [Formula]]

Purchase Price by Underwriters:

     [$........ per Share] [Formula]

Form of Designated Shares:

     [Definitive form, to be made available for checking [and packaging] at least twenty-four hours prior to the Time of Delivery at the office of [The Depository Trust Company or its designated custodian] [the
     Representatives]]

     [Book-entry only form represented by one or more global securities deposited with The Depository Trust Company ("DTC") or its designated custodian, to be made available for checking by the Representatives at least twenty-four hours prior to the Time of Delivery at the office of DTC.]

Specified Funds for Payment of Purchase Price:

     [Wire transfer of same day funds]

Time of Delivery:

 ........ a.m. (New York City time), ................., 19..

Closing Location:



Names and addresses of Representatives:

     Designated Representatives:

     Address for Notices, etc.:

[Other Terms:]

                                    ANNEX II

     Pursuant to Section 7(d) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

          (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

          (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the representatives of the Underwriters (the "Representatives");

          (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Company's quarterly reports on Form 10-Q incorporated by reference into the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representatives; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

          (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

          (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

          (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

               (A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus or included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus, for them to be in conformity with generally accepted accounting principles;

               (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

               (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

               (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

               (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

               (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

          (vii) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

          All references in this Annex II to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement as of the date of the letter delivered on the date of the Pricing Agreement for purposes of such letter and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) in relation to the applicable Designated Shares for purposes of the letter delivered at the Time of Delivery for such Designated Shares.

                                      -35-